Exhibit 10.3

MGM Resorts International

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of May 4, 2015 and entered into by and among MGM RESORTS INTERNATIONAL, a Delaware corporation (the “Company”), MGM GRAND DETROIT, LLC, a Delaware limited liability company (“Detroit”), BANK OF AMERICA, N.A., as Administrative Agent, at the direction of and on behalf of the Lenders described in Section 2.A hereof, and, for purposes of Section 4 hereof, the Guarantors (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of December 20, 2012 (as amended prior to the date hereof, the “Credit Agreement”), by and among Company, Detroit, Lenders and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

Section 1. AMENDMENTS

A. Subject to the fulfillment of the condition precedent set forth in Section 2, Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of “Change of Control” in its entirety and replacing it with the following text:

“(b) [Reserved.]”

Section 2. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):

A. The Administrative Agent shall have received an executed written consent approving the amendments and consents set forth herein and authorizing the Administrative Agent to enter into this Amendment from Lenders constituting the Required Lenders.

B. The Company shall have paid to the Administrative Agent the amendment fees required to be paid under the fee letter entered into between the Company and the Administrative Agent in connection with this Amendment.

Section 3. COMPANY’S REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Amendment, each Loan Party represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete:

A. Corporate Power and Authority. Each Loan Party has all requisite corporate or other organizational power and authority to enter into this Amendment and each Borrower has all requisite corporate or other organizational power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. Each of the Loan Parties has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and each Borrower has taken all necessary organizational action to authorize the performance of the Amended Agreement.

C. No Conflict. The execution and delivery of this Amendment by each Loan Party and the performance of the Amended Agreement by the Borrowers do not and will not:

(i) require any consent or approval not heretofore obtained of any member, partner, director, stockholder, security holder or creditor of such party;

(ii) violate or conflict with any provision of such party’s charter, articles of incorporation, operating agreement or bylaws, as applicable, any provision of the indentures governing the public Indebtedness of the Borrowers and the Restricted Subsidiaries;

(iii) result in or require the creation or imposition of any Lien upon or with respect to any Property of the Borrowers and the Restricted Subsidiaries, other than Liens permitted by Section 8.03 of the Credit Agreement; and

(iv) violate any Requirement of Law applicable to such party.

D. Governmental Consents. Except as obtained or made on or prior to the Third Amendment Effective Date, and except for the approval of the Illinois Gaming Control Board with respect to Nevada Landing Partnership and of the Nevada Gaming Commission in respect of the pledges of equity securities granted on the Closing Date (subject to such approval), no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Laws the execution or delivery of this Amendment by the Loan Parties or the performance, validity or enforceability of the Amended Agreement by or against the Borrowers.

E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party and the Amended Agreement is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws, Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

F. Absence of Default. On the Third Amendment Effective Date, no Default shall exist or will result from the execution of this Amendment.

G. Representation and Warranties from Credit Agreement. The representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Section 4. ACKNOWLEDGEMENT AND CONSENT

Each Person listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that the Guaranty, each Collateral Document and each other Loan Document (each, a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  Each Guarantor represents and warrants that all representations and warranties contained in the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

Section 5. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Loan Document. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL EACH BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrowers:

MGM RESORTS INTERNATIONAL

By:	/s/ Daniel J. D’ Arrigo
Name:	Daniel J. D’ Arrigo
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

MGM GRAND DETROIT, LLC

By:	/s/ Daniel J. D’ Arrigo
Name:	Daniel J. D’ Arrigo
Title:	Treasurer

[Signature Page to Third Amendment to Credit Agreement]

Guarantors:

1.	350 Leasing Company I, LLC
2.	350 Leasing Company II, LLC
3.	450 Leasing Company I, LLC
4.	550 Leasing Company I, LLC

By: Mandalay Resort Group, its sole member

5.	550 Leasing Company II, LLC
6.	AC Holding Corp.
7.	AC Holding Corp. II
8.	Arena Land Holdings, LLC
9.	Aria Resort & Casino, LLC
10.	Beau Rivage Resorts, Inc.
11.	Bellagio, LLC
12.	Bungalow, Inc.
13.	Circus Circus Casinos, Inc.
14.	CityCenter Facilities Management, LLC
15.	CityCenter Realty Corporation
16.	Destron, Inc.
17.	Diamond Gold, Inc.
18.	Galleon, Inc.
19.	Gold Strike L.V

By: M.S.E Investments, Incorporation, its Partner

By: Diamond Gold, Inc., its Partner

20.	Grand Laundry, Inc.
21.	Las Vegas Arena Management, LLC
22.	LV Concrete Corp.
23.	MAC, Corp.
24.	Mandalay Corp.
25.	Mandalay Employment, LLC

By: Mandalay Resort Group, its sole member

26.	Mandalay Place
27.	Mandalay Resort Group
28.	Metropolitan Marketing, LLC
29.	MGM Grand Condominiums, LLC
30.	MGM Grand Condominiums II, LLC
31.	MGM Grand Condominiums III, LLC
32.	MGM Grand Detroit, Inc.
33.	MGM Grand Hotel, LLC
34.	MGM Hospitality, LLC
35.	MGM International, LLC
36.	MGM Resorts Advertising, Inc.
37.	MGM Resorts Aircraft Holdings, LLC
38.	MGM Resorts Arena Holdings, LLC
39.	MGM Resorts Aviation Corp.
40.	MGM Resorts Corporate Services

[Signature Page to Third Amendment to Credit Agreement]

41.	MGM Resorts Development, LLC
42.	MGM Resorts Festival Grounds, LLC
43.	MGM Resorts Festival Grounds II, LLC
44.	MGM Resorts International Design
45.	MGM Resorts International Global Gaming Development, LLC
46.	MGM Resorts International Marketing, Inc.
47.	MGM Resorts International Operations, Inc.
48.	MGM Resorts Land Holdings, LLC
49.	MGM Resorts Macao, LLC
50.	MGM Resorts Management and Technical Services, LLC
51.	MGM Resorts Manufacturing Corp.
52.	MGM Resorts Mississippi, Inc.
53.	MGM Resorts Online, LLC
54.	MGM Resorts Regional Operations, LLC
55.	MGM Resorts Retail
56.	MGM Resorts Sub 1, LLC
57.	MGM Resorts Sub 2, LLC
58.	MGM Resorts Sub 3, LLC
59.	MGM Resorts Sub 4, LLC
60.	MGM Resorts Sub 5, LLC
61.	MGM Springfield, LLC
62.	MH, Inc.
63.	Mirage Leasing Corp.
64.	Mirage Laundry Services Corp.
65.	Mirage Resorts, Incorporated
66.	M.I.R. Travel
67.	MMNY Land Company, Inc.
68.	MRGS, LLC
69.	M.S.E. Investments, Incorporated
70.	Nevada Landing Partnership

By: Diamond Gold Inc., a Partner

By: M.S.E. Investments, Incorporated, a Partner

71.	New Castle Corp.
72.	New PRMA Las Vegas, LLC
73.	New York-New York Hotel & Casino, LLC
74.	New York-New York Tower, LLC
75.	OE Pub, LLC
76.	Park District Holdings, LLC
77.	PRMA, LLC
78.	PRMA Land Development Company
79.	Project CC, LLC
80.	Ramparts, Inc.
81.	Signature Tower 1, LLC
82.	Signature Tower 2, LLC
83.	Signature Tower 3, LLC
84.	The Crystals at CityCenter Management, LLC

[Signature Page to Third Amendment to Credit Agreement]

85.	The Mirage Casino-Hotel
86.	The Signature Condominiums, LLC
87.	Tower B, LLC
88.	Tower C, LLC
89.	Vendido, LLC

By: The Signature Condominiums, LLC, its sole member

90.	Vdara Condo Hotel, LLC
91.	Victoria Partners

By: MRGS LLC, its Partner

92.	VidiAd
93.	Vintage Land Holdings, LLC
94.	Vintage Land Holdings II, LLC

[The remainder of this page is intentionally left blank. Signature on the following page.]

[Signature Page to Third Amendment to Credit Agreement]

By:	/s/ Daniel J. D’ Arrigo
Name:	Daniel J. D’ Arrigo
Title:	Treasurer of each of the foregoing

[Signature Page to Third Amendment to Credit Agreement]

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ DeWayne D. Rosse
Name:	DeWayne D. Rosse
Title:	Assistant Vice President

[Signature Page to Third Amendment to Credit Agreement]